THE ADVISOR’S EDGE®

VARIABLE ANNUITY

Issued by Peoples Benefit Life Insurance Company

Supplement Dated March 17, 2005

Replacing Supplement dated May 1, 2005

to the

Prospectus dated May 1, 2005

For Policy NA103A and Policy AV515 101 130 600, we will not accept any premium payment or transfer that is allocated to a guaranteed period option that would result in the value of the fixed account exceeding $5,000. Premium payments or transfers allocated to the dollar cost averaging fixed account option do not apply towards this limit.

For all other policies, we will not accept any premium payment or transfer that is allocated to a guaranteed period option of 6 years or longer that would result in the value of these fixed accounts exceeding $25,000.

This Prospectus Supplement must be accompanied by the

Prospectus for The Advisor’s Edge® Variable Annuity

dated May 1, 2005

AE Fixed Limt 03/05